C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ

Conciliator IFECOM Registration Key: 7-1-09-01-0279-1

Etla 19, Col. Hipódromo Condesa, Mexico 06100, FD

Tels. / Fax: (55) 26148922, 52718350

MR. GONZALO ALARCÓN ITURBIDE.

In his capacity as agent for the recognized creditors: CREDIT AGRICOLE (SUISSE) SA, SG PRIVATE BANKING (SUISSE) SA, DEUTSCHE BANK AG, CITIGROUP GLOBAL MARKETS INC., NEUBERGER BERMAN LLC, BEAR STEARNS SECURITIES CORP., BSI SA, CITIBANK, CITIBANK (SWITZERLAND), LEHMAN BROTHERS INC., PERSHING LLC, CREDIT SUISSE / TRUST ACC CL SGP, BANQUE PRIVEE EDMOND DE ROTHSCHILD, PICTET & CIE, RAYMOND JAMES & ASSOCIATES CORP., MERRILL LYNCH, FIRST CLEARING LLC, REFCO CAPITAL MARKETS LTD, MORGAN STANLEY DW INC, GOLDMAN SACHS & CO, HSBC PRIVATE BANK (SUISSE) SA, BANK JULIUS BAER & CO LTD, BANK LEUMI LUXEMBOURG SA, BROWN BROTHERS HARRIMAN & CO, CLARIDEN BANK, DEUTSCHE BANK SECURITIES INC., HSBC SECURITIES INC, THE NORTHERN TRUST COMPANY, 2S BANCA SPA, CREDIT SUISSE SECURITIES (EUROPE) LTD, SIS SEGAINTERSETTLE AG, UBS FINANCIAL SERVICES, HSBC PRIVATE BANK (LUXEMBOURG) SA, MELLON TRUST OF NEW ENGLAND N.A., DEUTSCHE BANK AG LONDON, WACHOVIA BANK, N.A. and PNC BANK (SAXON & CO). [hw:] BNP PARIBAS SECURITIES CORP.

BOSQUES DE CIRUELOS 168, SUITE 11-B

COLONIA BOSQUES DE LAS LOMAS	[hw:]	I received an original
DELEGACIÓN MIGUEL HIDALGO	Gonzalo Alarcón I.
POST CODE 11700, MEXICO, FEDERAL DISTRICT	[signature]
12/13/06

BY HAND.

Dear Sir:

Allow me hereby to submit for your consideration the proposed concurso mercantil agreement on the forms which to that end the Instituto Federal de Especialistas de Concursos Mercantiles (IFECOM) has available, in order for you, within a period of 10 (ten) business days calculated from receipt of this document, and if you deem necessary, to issue your opinion in that regard.

If you are in agreement with the clauses proposed, we kindly request that you let me know of your desire to sign the concurso mercantil agreement under the terms stipulated in Article 161 of the Mexican Business Reorganization Act.

The following forms are attached to this document:

1.	A form called “Proposed Agreement LC-6/161”;
2.	A form called “List of Recognized Credits: Tax Credits Lacking a Real Guaranty LC-6/161 Section 11”;
3.	A form called “List of Recognized Credits: Unsecured Creditors LC-6/161 Section 14”;
4.	A form called “List of Credits Recognized Against the Estate: Fees and Expenses of Concurso Mercantil Specialists, Inspector and Conciliator LC-/161 Section 5”;
5.	A form called “Proposal to Unsecured Creditors LC-6/161 Section 22”;
6.	A form called “Strategy or clauses LC-6/161 Section 22”;
7.	A form called “Summary of the Proposed Agreement LC-7/161.”

Given the nature thereof, you must acknowledge receipt on the forms identified as numbers 1 and 7, in view of the fact that the ones indicated in numbers 2 to 6 are supplementary to the first of these; the foregoing, without prejudice to acknowledging receipt of this document.

With nothing further for the moment, I remain at your service for this matter or any other item, at the address and telephone number indicated on the letterhead.

Sincerely,

Mexico City, December 6, 2006

[signature]

C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ

CONCILIATOR

1

C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ

Conciliator IFECOM Registration Key: 7-1-09-01-0279-1

Etla 19, Col. Hipódromo Condesa, Mexico 06100, FD

Tels. / Fax: (55) 26148922, 52718350

MR. GONZALO ALARCÓN ITURBIDE.	[hw:]	I received an original
In his capacity as agent of the recognized creditor:		[signature]
ISRAEL DISCOUNT BANK OF NEW YORK		Gonzalo Alarcón Iturbide
511 FIFTH AVENUE		Mexico, F.D., on 12/13/06

NEW YORK, NEW YORK 10017 USA

BY HAND.

Dear Sir:

Allow me hereby to submit for your consideration the proposed concurso mercantil agreement on the forms which to that end the Instituto Federal de Especialistas de Concursos Mercantiles (IFECOM) has available, in order for you, within a period of 10 (ten) business days calculated from receipt of this document, and if you deem necessary, to issue your opinion in that regard.

If you are in agreement with the clauses proposed, we kindly request that you let me know of your desire to sign the concurso mercantil agreement under the terms stipulated in Article 161 of the Mexican Business Reorganization Act.

The following forms are attached to this document:

1.	A form called “Proposed Agreement LC-6/161”;
2.	A form called “List of Recognized Credits: Tax Credits Lacking a Real Guaranty LC-6/161 Section 11”;
3.	A form called “List of Recognized Credits: Unsecured Creditors LC-6/161 Section 14”;
4.	A form called “List of Credits Recognized Against the Estate: Fees and Expenses of Concurso Mercantil Specialists, Inspector and Conciliator LC-/161 Section 5”;
5.	A form called “Proposal to Unsecured Creditors LC-6/161 Section 22”;
6.	A form called “Strategy or clauses LC-6/161 Section 22”;
7.	A form called “Summary of the Proposed Agreement LC-7/161.”

Given the nature thereof, you must acknowledge receipt on the forms identified as numbers 1 and 7, in view of the fact that the ones indicated in numbers 2 to 6 are supplementary to the first of these; the foregoing, without prejudice to acknowledging receipt of this document.

With nothing further for the moment, I remain at your service for this matter or any other item, at the address and telephone number indicated on the letterhead.

Sincerely,

Mexico City, December 6, 2006

[signature]

C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ

CONCILIATOR

2

C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ

Conciliator IFECOM Registration Key: 7-1-09-01-0279-1

Etla 19, Col. Hipódromo Condesa, Mexico 06100, FD

Tels. / Fax: (55) 26148922, 52718350

IUSACELL INFRAESTRUCTURA DE MÉXICO, S.A. DE C.V.

MONTES URALES NO. 460

COLONIA LOMAS DE CHAPULTEPEC

01100, MEXICO, F.D.

BY HAND.

To whom it may concern:

Allow me hereby to submit for your consideration the proposed concurso mercantil agreement on the forms which to that end the Instituto Federal de Especialistas de Concursos Mercantiles (IFECOM) has available, in order for you, within a period of 10 (ten) business days calculated from receipt of this document, and if you deem necessary, to issue your opinion in that regard.

If you are in agreement with the clauses proposed, we kindly request that you let me know of your desire to sign the concurso mercantil agreement under the terms stipulated in Article 161 of the Mexican Business Reorganization Act.

The following forms are attached to this document:

1.	A form called “Proposed Agreement LC-6/161”;
2.	A form called “List of Recognized Credits: Tax Credits Lacking a Real Guaranty LC-6/161 Section 11”;
3.	A form called “List of Recognized Credits: Unsecured Creditors LC-6/161 Section 14”;
4.	A form called “List of Credits Recognized Against the Estate: Fees and Expenses of Concurso Mercantil Specialists, Inspector and Conciliator LC-/161 Section 5”;
5.	A form called “Proposal to Unsecured Creditors LC-6/161 Section 22”;
6.	A form called “Strategy or clauses LC-6/161 Section 22”;
7.	A form called “Summary of the Proposed Agreement LC-7/161.”

Given the nature thereof, you must acknowledge receipt on the forms identified as numbers 1 and 7, in view of the fact that the ones indicated in numbers 2 to 6 are supplementary to the first of these; the foregoing, without prejudice to acknowledging receipt of this document.

With nothing further for the moment, I remain at your service for this matter or any other item, at the address and telephone number indicated on the letterhead.

Sincerely,

Mexico City, December 6, 2006

[signature]

C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ

CONCILIATOR

[hw:]	Mexico, F.D.
December 8, 2006
[signature] I received an original
Rafael Rodríguez Sánchez

3

C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ

Conciliator IFECOM Registration Key: 7-1-09-01-0279-1

Etla 19, Col. Hipódromo Condesa, Mexico 06100, FD

Tels. / Fax: (55) 26148922, 52718350

IUSACELL, S.A. DE C.V.

MONTES URALES NO. 460

COLONIA LOMAS DE CHAPULTEPEC

01100, MEXICO, F.D.

BY HAND.

To whom it may concern:

Allow me hereby to submit for your consideration the proposed concurso mercantil agreement on the forms which to that end the Instituto Federal de Especialistas de Concursos Mercantiles (IFECOM) has available, in order for you, within a period of 10 (ten) business days calculated from receipt of this document, and if you deem necessary, to issue your opinion in that regard.

If you are in agreement with the clauses proposed, we kindly request that you let me know of your desire to sign the concurso mercantil agreement under the terms stipulated in Article 161 of the Mexican Business Reorganization Act.

The following forms are attached to this document:

1.	A form called “Proposed Agreement LC-6/161”;
2.	A form called “List of Recognized Credits: Tax Credits Lacking a Real Guaranty LC-6/161 Section 11”;
3.	A form called “List of Recognized Credits: Unsecured Creditors LC-6/161 Section 14”;
4.	A form called “List of Credits Recognized Against the Estate: Fees and Expenses of Concurso Mercantil Specialists, Inspector and Conciliator LC-/161 Section 5”;
5.	A form called “Proposal to Unsecured Creditors LC-6/161 Section 22”;
6.	A form called “Strategy or clauses LC-6/161 Section 22”;
7.	A form called “Summary of the Proposed Agreement LC-7/161.”

Given the nature thereof, you must acknowledge receipt on the forms identified as numbers 1 and 7, in view of the fact that the ones indicated in numbers 2 to 6 are supplementary to the first of these; the foregoing, without prejudice to acknowledging receipt of this document.

With nothing further for the moment, I remain at your service for this matter or any other item, at the address and telephone number indicated on the letterhead.

Sincerely,

Mexico City, December 6, 2006

[signature]

C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ

CONCILIATOR

[hw:]	Mexico, F.D.
December 8, 2006
[signature] I received an original
Rafael Rodríguez Sánchez

4

C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ

Conciliator IFECOM Registration Key: 7-1-09-01-0279-1

Etla 19, Col. Hipódromo Condesa, Mexico 06100, FD

Tels. / Fax: (55) 26148922, 52718350

IUSACELL ARRENDADORA, S.A. DE C.V.

MONTES URALES NO. 460

COLONIA LOMAS DE CHAPULTEPEC

01100, MEXICO, F.D.

BY HAND.

To whom it may concern:

Allow me hereby to submit for your consideration the proposed concurso mercantil agreement on the forms which to that end the Instituto Federal de Especialistas de Concursos Mercantiles (IFECOM) has available, in order for you, within a period of 10 (ten) business days calculated from receipt of this document, and if you deem necessary, to issue your opinion in that regard.

If you are in agreement with the clauses proposed, we kindly request that you let me know of your desire to sign the concurso mercantil agreement under the terms stipulated in Article 161 of the Mexican Business Reorganization Act.

The following forms are attached to this document:

1.	A form called “Proposed Agreement LC-6/161”;
2.	A form called “List of Recognized Credits: Tax Credits Lacking a Real Guaranty LC-6/161 Section 11”;
3.	A form called “List of Recognized Credits: Unsecured Creditors LC-6/161 Section 14”;
4.	A form called “List of Credits Recognized Against the Estate: Fees and Expenses of Concurso Mercantil Specialists, Inspector and Conciliator LC-/161 Section 5”;
5.	A form called “Proposal to Unsecured Creditors LC-6/161 Section 22”;
6.	A form called “Strategy or clauses LC-6/161 Section 22”;
7.	A form called “Summary of the Proposed Agreement LC-7/161.”

Given the nature thereof, you must acknowledge receipt on the forms identified as numbers 1 and 7, in view of the fact that the ones indicated in numbers 2 to 6 are supplementary to the first of these; the foregoing, without prejudice to acknowledging receipt of this document.

With nothing further for the moment, I remain at your service for this matter or any other item, at the address and telephone number indicated on the letterhead.

Sincerely,

Mexico City, December 6, 2006

[signature]

C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ

CONCILIATOR

[hw:]	Mexico, F.D.
December 8, 2006
[signature] I received an original
Rafael Rodríguez Sánchez

5

C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ

Conciliator IFECOM Registration Key: 7-1-09-01-0279-1

Etla 19, Col. Hipódromo Condesa, Mexico 06100, FD

Tels. / Fax: (55) 26148922, 52718350

GRUPO IUSACELL CELULAR, S.A. DE C.V.

MONTES URALES NO. 460

COLONIA LOMAS DE CHAPULTEPEC

01100, MEXICO, F.D.

BY HAND.

To whom it may concern:

Allow me hereby to submit for your consideration the proposed concurso mercantil agreement on the forms which to that end the Instituto Federal de Especialistas de Concursos Mercantiles (IFECOM) has available, in order for you, within a period of 10 (ten) business days calculated from receipt of this document, and if you deem necessary, to issue your opinion in that regard.

If you are in agreement with the clauses proposed, we kindly request that you let me know of your desire to sign the concurso mercantil agreement under the terms stipulated in Article 161 of the Mexican Business Reorganization Act.

The following forms are attached to this document:

1.	A form called “Proposed Agreement LC-6/161”;
2.	A form called “List of Recognized Credits: Tax Credits Lacking a Real Guaranty LC-6/161 Section 11”;
3.	A form called “List of Recognized Credits: Unsecured Creditors LC-6/161 Section 14”;
4.	A form called “List of Credits Recognized Against the Estate: Fees and Expenses of Concurso Mercantil Specialists, Inspector and Conciliator LC-/161 Section 5”;
5.	A form called “Proposal to Unsecured Creditors LC-6/161 Section 22”;
6.	A form called “Strategy or clauses LC-6/161 Section 22”;
7.	A form called “Summary of the Proposed Agreement LC-7/161.”

Given the nature thereof, you must acknowledge receipt on the forms identified as numbers 1 and 7, in view of the fact that the ones indicated in numbers 2 to 6 are supplementary to the first of these; the foregoing, without prejudice to acknowledging receipt of this document.

With nothing further for the moment, I remain at your service for this matter or any other item, at the address and telephone number indicated on the letterhead.

Sincerely,

Mexico City, December 6, 2006

[signature]

C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ

CONCILIATOR

[hw:]	Mexico, F.D.
December 8, 2006
[signature] I received an original
Rafael Rodríguez Sánchez

6

C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ

Conciliator IFECOM Registration Key: 7-1-09-01-0279-1

Etla 19, Col. Hipódromo Condesa, Mexico 06100, FD

Tels. / Fax: (55) 26148922, 52718350

INMOBILIARIA MONTES URALES 460, S.A. DE C.V.

MONTES URALES NO. 460

COLONIA LOMAS DE CHAPULTEPEC

01100, MEXICO, F.D.

BY HAND.

To whom it may concern:

Allow me hereby to submit for your consideration the proposed concurso mercantil agreement on the forms which to that end the Instituto Federal de Especialistas de Concursos Mercantiles (IFECOM) has available, in order for you, within a period of 10 (ten) business days calculated from receipt of this document, and if you deem necessary, to issue your opinion in that regard.

If you are in agreement with the clauses proposed, we kindly request that you let me know of your desire to sign the concurso mercantil agreement under the terms stipulated in Article 161 of the Mexican Business Reorganization Act.

The following forms are attached to this document:

1.	A form called “Proposed Agreement LC-6/161”;
2.	A form called “List of Recognized Credits: Tax Credits Lacking a Real Guaranty LC-6/161 Section 11”;
3.	A form called “List of Recognized Credits: Unsecured Creditors LC-6/161 Section 14”;
4.	A form called “List of Credits Recognized Against the Estate: Fees and Expenses of Concurso Mercantil Specialists, Inspector and Conciliator LC-/161 Section 5”;
5.	A form called “Proposal to Unsecured Creditors LC-6/161 Section 22”;
6.	A form called “Strategy or clauses LC-6/161 Section 22”;
7.	A form called “Summary of the Proposed Agreement LC-7/161.”

Given the nature thereof, you must acknowledge receipt on the forms identified as numbers 1 and 7, in view of the fact that the ones indicated in numbers 2 to 6 are supplementary to the first of these; the foregoing, without prejudice to acknowledging receipt of this document.

With nothing further for the moment, I remain at your service for this matter or any other item, at the address and telephone number indicated on the letterhead.

Sincerely,

Mexico City, December 6, 2006

[signature]

C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ

CONCILIATOR

[hw:]	Mexico, F.D.
December 8, 2006
[signature] I received an original
Rafael Rodríguez Sánchez

7

C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ

Conciliator IFECOM Registration Key: 7-1-09-01-0279-1

Etla 19, Col. Hipódromo Condesa, Mexico 06100, FD

Tels. / Fax: (55) 26148922, 52718350

SISTECEL, S.A. DE C.V.

MONTES URALES NO. 460

COLONIA LOMAS DE CHAPULTEPEC

01100, MEXICO, F.D.

BY HAND.

To whom it may concern:

Allow me hereby to submit for your consideration the proposed concurso mercantil agreement on the forms which to that end the Instituto Federal de Especialistas de Concursos Mercantiles (IFECOM) has available, in order for you, within a period of 10 (ten) business days calculated from receipt of this document, and if you deem necessary, to issue your opinion in that regard.

If you are in agreement with the clauses proposed, we kindly request that you let me know of your desire to sign the concurso mercantil agreement under the terms stipulated in Article 161 of the Mexican Business Reorganization Act.

The following forms are attached to this document:

1.	A form called “Proposed Agreement LC-6/161”;
2.	A form called “List of Recognized Credits: Tax Credits Lacking a Real Guaranty LC-6/161 Section 11”;
3.	A form called “List of Recognized Credits: Unsecured Creditors LC-6/161 Section 14”;
4.	A form called “List of Credits Recognized Against the Estate: Fees and Expenses of Concurso Mercantil Specialists, Inspector and Conciliator LC-/161 Section 5”;
5.	A form called “Proposal to Unsecured Creditors LC-6/161 Section 22”;
6.	A form called “Strategy or clauses LC-6/161 Section 22”;
7.	A form called “Summary of the Proposed Agreement LC-7/161.”

Given the nature thereof, you must acknowledge receipt on the forms identified as numbers 1 and 7, in view of the fact that the ones indicated in numbers 2 to 6 are supplementary to the first of these; the foregoing, without prejudice to acknowledging receipt of this document.

With nothing further for the moment, I remain at your service for this matter or any other item, at the address and telephone number indicated on the letterhead.

Sincerely,

Mexico City, December 6, 2006

[signature]

C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ

CONCILIATOR

[hw:]	Mexico, F.D.
December 8, 2006
I received an original
Rafael Rodríguez Sánchez

[signature]

8

C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ

Conciliator IFECOM Registration Key: 7-1-09-01-0279-1

Etla 19, Col. Hipódromo Condesa, Mexico 06100, FD

Tels. / Fax: (55) 26148922, 52718350

IUSACELL INFRAESTRUCTURA, S.A. DE C.V.

MONTES URALES NO. 460

COLONIA LOMAS DE CHAPULTEPEC

01100, MEXICO, F.D.

BY HAND.

To whom it may concern:

Allow me hereby to submit for your consideration the proposed concurso mercantil agreement on the forms which to that end the Instituto Federal de Especialistas de Concursos Mercantiles (IFECOM) has available, in order for you, within a period of 10 (ten) business days calculated from receipt of this document, and if you deem necessary, to issue your opinion in that regard.

If you are in agreement with the clauses proposed, we kindly request that you let me know of your desire to sign the concurso mercantil agreement under the terms stipulated in Article 161 of the Mexican Business Reorganization Act.

The following forms are attached to this document:

1.	A form called “Proposed Agreement LC-6/161”;
2.	A form called “List of Recognized Credits: Tax Credits Lacking a Real Guaranty LC-6/161 Section 11”;
3.	A form called “List of Recognized Credits: Unsecured Creditors LC-6/161 Section 14”;
4.	A form called “List of Credits Recognized Against the Estate: Fees and Expenses of Concurso Mercantil Specialists, Inspector and Conciliator LC-/161 Section 5”;
5.	A form called “Proposal to Unsecured Creditors LC-6/161 Section 22”;
6.	A form called “Strategy or clauses LC-6/161 Section 22”;
7.	A form called “Summary of the Proposed Agreement LC-7/161.”

Given the nature thereof, you must acknowledge receipt on the forms identified as numbers 1 and 7, in view of the fact that the ones indicated in numbers 2 to 6 are supplementary to the first of these; the foregoing, without prejudice to acknowledging receipt of this document.

With nothing further for the moment, I remain at your service for this matter or any other item, at the address and telephone number indicated on the letterhead.

Sincerely,

Mexico City, December 6, 2006

[signature]

C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ

CONCILIATOR

[hw:]	Mexico, F.D.
December 8, 2006
I received an original
Rafael Rodríguez Sánchez

[signature]

9

C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ

Conciliator IFECOM Registration Key: 7-1-09-01-0279-1

Etla 19, Col. Hipódromo Condesa, Mexico 06100, FD

Tels. / Fax: (55) 26148922, 52718350

RITCH HEATHER Y MÜELLER, S.C.	[stamp:]	STAMP
BOULEVARD M. ÁVILA CAMACHO	[stamp:]	RITCH MUELLER, S.A.
TORRE DEL BOSQUE 24 – 20TH FLOOR	DEC. 8, 2006
COLONIA LOMAS DE CHAPULTEPEC	RECEIVED

DELEGACIÓN MIGUEL HIDALGO

MEXICO, FEDERAL DISTRICT, POST CODE 11000

BY HAND.

To whom it may concern:

Allow me hereby to submit for your consideration the proposed concurso mercantil agreement on the forms which to that end the Instituto Federal de Especialistas de Concursos Mercantiles (IFECOM) has available, in order for you, within a period of 10 (ten) business days calculated from receipt of this document, and if you deem necessary, to issue your opinion in that regard.

If you are in agreement with the clauses proposed, we kindly request that you let me know of your desire to sign the concurso mercantil agreement under the terms stipulated in Article 161 of the Mexican Business Reorganization Act.

The following forms are attached to this document:

1.	A form called “Proposed Agreement LC-6/161”;
2.	A form called “List of Recognized Credits: Tax Credits Lacking a Real Guaranty LC-6/161 Section 11”;
3.	A form called “List of Recognized Credits: Unsecured Creditors LC-6/161 Section 14”;
4.	A form called “List of Credits Recognized Against the Estate: Fees and Expenses of Concurso Mercantil Specialists, Inspector and Conciliator LC-/161 Section 5”;
5.	A form called “Proposal to Unsecured Creditors LC-6/161 Section 22”;
6.	A form called “Strategy or clauses LC-6/161 Section 22”;
7.	A form called “Summary of the Proposed Agreement LC-7/161.”

Given the nature thereof, you must acknowledge receipt on the forms identified as numbers 1 and 7, in view of the fact that the ones indicated in numbers 2 to 6 are supplementary to the first of these; the foregoing, without prejudice to acknowledging receipt of this document.

With nothing further for the moment, I remain at your service for this matter or any other item, at the address and telephone number indicated on the letterhead.

Sincerely,

Mexico City, December 6, 2006

[signature]

C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ

CONCILIATOR

10

C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ

Conciliator IFECOM Registration Key: 7-1-09-01-0279-1

Etla 19, Col. Hipódromo Condesa, Mexico 06100, FD

Tels. / Fax: (55) 26148922, 52718350

MR. MAURICIO IBAÑEZ CAMPOS

In his capacity as agent of the recognized creditors: BANK HAPOALIM (SWITZERLAND) LTD, CITIGROUP GLOBAL MARKETS INC., CREDIT SUISSE / TRUST ACC CL SGP, HERITAGE BANK & TRUST SA, JP MORGAN CHASE BANK, N.A., CREDIT SUISSE, CITIGROUP N.A., RBC DOMINION SECURITIES INC., BNP PARIBAS (SUISSE) SA, NATIONAL FINANCIAL SERVICES, UNIÓN BANCAIRE PRIVEE GENEVA, JP MORGAN SECURITIES LIMITED, DISCOUNT BANK, BANK OF NEW YORK, UBS AG, DEUTSCHE BANK (SUISSE) SA, BANCO SANTANDER (SUISSE) SA, THE BANK OF NEW YORK, DRESDNER BANK (SWITZERLAND) LTD and BANK HAPOALIM BM.

MONTES URALES 635, SUITE 402

COLONIA LOMAS DE CHAPULTEPEC

DELEGACIÓN MIGUEL HIDALGO

POST CODE 11000, MEXICO, FEDERAL DISTRICT.

BY HAND.

Dear Sir:

Allow me hereby to submit for your consideration the proposed concurso mercantil agreement on the forms which to that end the Instituto Federal de Especialistas de Concursos Mercantiles (IFECOM) has available, in order for you, within a period of 10 (ten) business days calculated from receipt of this document, and if you deem necessary, to issue your opinion in that regard.

If you are in agreement with the clauses proposed, we kindly request that you let me know of your desire to sign the concurso mercantil agreement under the terms stipulated in Article 161 of the Mexican Business Reorganization Act.

The following forms are attached to this document:

1.	A form called “Proposed Agreement LC-6/161”;
2.	A form called “List of Recognized Credits: Tax Credits Lacking a Real Guaranty LC-6/161 Section 11”;
3.	A form called “List of Recognized Credits: Unsecured Creditors LC-6/161 Section 14”;
4.	A form called “List of Credits Recognized Against the Estate: Fees and Expenses of Concurso Mercantil Specialists, Inspector and Conciliator LC-/161 Section 5”;
5.	A form called “Proposal to Unsecured Creditors LC-6/161 Section 22”;
6.	A form called “Strategy or clauses LC-6/161 Section 22”;
7.	A form called “Summary of the Proposed Agreement LC-7/161.”

Given the nature thereof, you must acknowledge receipt on the forms identified as numbers 1 and 7, in view of the fact that the ones indicated in numbers 2 to 6 are supplementary to the first of these; the foregoing, without prejudice to acknowledging receipt of this document.

With nothing further for the moment, I remain at your service for this matter or any other item, at the address and telephone number indicated on the letterhead.

Sincerely,

Mexico City, December 6, 2006

[signature]

C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ

CONCILIATOR

[hw:]	Mexico, F.D., on December 8.
I received originals
Mauricio Ibáñez Campos
[signature]

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C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ

Conciliator IFECOM Registration Key: 7-1-09-01-0279-1

Etla 19, Col. Hipódromo Condesa, Mexico 06100, FD

Tels. / Fax: (55) 26148922, 52718350

MR. ANTONIO FRANCK CABRERA

In his capacity as agent of the recognized creditors: INVESTORS BANK & TRUST, JP MORGAN, MELLON BANK, N.A., STANDARD BANK PLC, MORGAN STANLEY & CO., and UBS AG, LONDON BRANCH

BOULEVARD MANUEL ÁVILA CAMACHO

TORRE ESMERALDA 40, SUITE 1801

COLONIA LOMAS DE CHAPULTEPEC

DELEGACIÓN MIGUEL HIDALGO

POST CODE 11000, MEXICO, FEDERAL DISTRICT.

BY HAND.

Dear Sir:

Allow me hereby to submit for your consideration the proposed concurso mercantil agreement on the forms which to that end the Instituto Federal de Especialistas de Concursos Mercantiles (IFECOM) has available, in order for you, within a period of 10 (ten) business days calculated from receipt of this document, and if you deem necessary, to issue your opinion in that regard.

If you are in agreement with the clauses proposed, we kindly request that you let me know of your desire to sign the concurso mercantil agreement under the terms stipulated in Article 161 of the Mexican Business Reorganization Act.

The following forms are attached to this document:

1.	A form called “Proposed Agreement LC-6/161”;
2.	A form called “List of Recognized Credits: Tax Credits Lacking a Real Guaranty LC-6/161 Section 11”;
3.	A form called “List of Recognized Credits: Unsecured Creditors LC-6/161 Section 14”;
4.	A form called “List of Credits Recognized Against the Estate: Fees and Expenses of Concurso Mercantil Specialists, Inspector and Conciliator LC-/161 Section 5”;
5.	A form called “Proposal to Unsecured Creditors LC-6/161 Section 22”;
6.	A form called “Strategy or clauses LC-6/161 Section 22”;
7.	A form called “Summary of the Proposed Agreement LC-7/161.”

Given the nature thereof, you must acknowledge receipt on the forms identified as numbers 1 and 7, in view of the fact that the ones indicated in numbers 2 to 6 are supplementary to the first of these; the foregoing, without prejudice to acknowledging receipt of this document.

With nothing further for the moment, I remain at your service for this matter or any other item, at the address and telephone number indicated on the letterhead.

Sincerely,

Mexico City, December 6, 2006

[signature]

C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ

CONCILIATOR

[hw:]	I received originals
[signature]
Antonio Franck C.
Dec. 11, 2006

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C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ

Conciliador Clave de registro IFECOM: 7-1-09-01-0279-1

Etla 19, Col. Hipódromo Condesa, Mexico 06100, DF

Tels./fax: (55) 26148922, 52718350

THE BANK OF NEW YORK

(In its character of trustee in accordance with the Indenture 14¼ Senior Notes due 2006 of Grupo Iusacell, S.A. de C.V. issued on December 16th, 1999)

101 BARCLAY STREET WEST, 21st FLOOR NEW YORK, NEW, YORK, UNITED STATES P.O. BOX. 10286

Dear Sirs:

Through the present document, I allow myself to put under your consideration a proposal of a Convenio Concursal (Judicial Agreement) in the formats that for such purposes has emitted the Instituto Federal de Especialistas de Concursos Mercantiles (IFECOM), with the intention that in a term of 10 (ten) labor days counted from the reception of this document, and in case of considering it necessary, express its opinion on the matter.

In case of being in agreement with the clauses proposed, I kindly ask you to inform me if it’s your will to subscribe the concursal agreement in the terms of the 161st article of the Ley de Concursos Mercantiles.

Annex to the present document, you will find the following formats:

1.-           Format Denominated “Propuesta de Convenio LC-6/161” (Proposal of Agreement LC-6/161).

2.-           Format Denominated “Relación de Créditos Reconocidos: Crédito Fiscal Carente de Garantía Real LC-6/161 sección 11” (Relation of Recognized Credits: Fiscal credit devoid of Real Guarantee LC-6/161 section 11).

3.-           Format Denominated “Relación de Créditos Reconocidos: Acreedores Comunes LC-6/161 sección 14” (Relation of Recognized Credits: General creditors LC-6/161 section 14).

4.-           Format Denominated “Relación de Créditos Reconocidos contra la masa: Honorarios y Gastos de los Especialistas de concursos mercantiles, visitador y conciliador LC-6/161 sección 5” (Relation of Credits Recognized against the mass: Honoraria and Expenses of the Specialists of Concursos Mercantiles, Visitador and Conciliador LC-6/161 section 5).

5.-           Format Denominated “Propuesta a los Acreedores Comunes LC-6/161 sección 22” (Proposal to General creditors LC-6/161 section 22).

6.-           Format Denominated “Estrategia ó cláusulas LC-6/161 sección 22” (Strategy or clauses LC-6/16l section 22).

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7.-           Format Denominated “Resumen de la Propuesta del Convenio LC-7/161” (Summary of the Proposal of Agreement LC-7/161).

Given the nature of the formats before indicated, it’s only necessary to sign as proof of reception in the formats identified by numbers 1 and 7, provided that the ones indicated with the numbers 2 to 6 are complementary of first of them. Independently of the previously indicated, it is required from you to sign the present document as proof of reception.

With no further matters at the moment, I take leave staying at your orders for any doubt or explanation required in relation on the content of this letter or any other matter related with it, at the address and telephone numbers indicated in the letterhead.

Respectfully,

C.P.C., M.A. y L.D. ENRIQUE

ESTRELLA MENÉNDEZ

CONCILIADOR

Mexico City, December 6, 2006

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